SUPPLEMENT DATED OCTOBER 29, 2002
                  TO PROSPECTUS DATED MAY 1, 2002 FOR
                     INTEGRITY FUND OF FUNDS, INC.

The second and third paragraphs on page 7 under "FUND MANAGEMENT" are supplemented with the following information:


From January 1996 until September 2001 Monte L. Avery was primarily responsibility for the day-to-day management of the Fund. Mr. Avery relinquished his duties on September 27, 2001, and has reassumed primary responsibility for the day-to-day management of the Fund as of September 10, 2002, under the supervision and direction of Robert E. Walstad, president of the Fund. Since 1995, Mr. Avery has been a co-portfolio manager of the following funds: Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. and as of February 2000, Mr. Avery has been the sole portfolio manager of these funds. Since January 1996, Mr. Avery has also been co-portfolio manager to the four portfolio series offered by Ranson Managed Portfolios, an open-end investment company, becoming manager of these funds in February 2000.

From September 27, 2001, to September 10, 2002, Harvey Merson was primarily responsibility for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert E. Walstad, President of the Fund. Mr. Merson has relinquished his duties as portfolio manager as of September 10, 2002.

In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc., formerly know as ND Holdings, Inc., which wholly-owns the Fund's investment adviser and underwriter. Integrity Mutual Funds, Inc. is the sponsor of Integrity Mutual Funds, which currently offers five open-end funds, including the Fund. Mr. Walstad is the President of these funds, as well as the Fund's adviser and underwriter. Mr. Walstad has supervised and directed the management of the portfolios of the Integrity Mutual Funds since they commenced operations with the first fund being offered in 1989. In addition, since January 5, 1996, Mr. Walstad has been President of Ranson Managed Portfolios, which currently offers four portfolio series, and has supervised the management of these series.